SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported) May 1, 2006
VERMARK TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-13898	16-1192368

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3750 Monroe Avenue, Pittsford, New York 14534
(Address of Principal Executive Offices including zip code)
(585) 381-6000
(Registrant’s telephone number including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management
Item 5.02(b)	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     James R. Scielzo, a director of the Registrant since 1999, has voluntarily retired from the Board of Directors, effective May 1, 2006.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized in Pittsford, New York on May 5, 2006.

Veramark Technologies, Inc.

By:	/s/ Ronald C. Lundy

Ronald C. Lundy, Treasurer Chief Accounting Officer